UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 30, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)


         Florida                    000-51252                  59-2091510
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-5174
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

May 2006 Financing

      On May 30, 2006, National Investment Managers Inc. (the "Company") entered into agreements with Laurus Master Funds, Ltd., a Cayman Islands corporation ("Laurus"), pursuant to which the Company sold debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The securities being sold to Laurus include the following:

      o A secured term note with a principal amount of $7,000,000 (the "May 2006 Secured Note"); and
      o A common stock purchase warrant to purchase 700,000 shares of common stock of the Company, at a purchase price of $0.01 per share, exercisable until May 30, 2011 (the "Warrant").

      The $7,000,000 purchase price for the May 2006 Secured Term Note was placed into a restricted account with North Form Bank. Such funds will be held in the restricted account and only released to the Company upon the Company (i) delivering audited financial statements for the most recent ended fiscal year and unaudited financial statements for all months that have elapsed since the end of such year for acquisition targets the Company intends to acquire (the "Financials") and (ii) the consummation of an equity financing in the amount of $3,500,000 by the Company (the "Equity Financing"). Upon delivery of the Financials and definitive documentation relating to the Equity Financing, Laurus shall authorize North Fork Bank to release an amount of funds solely within its discretion.

      The May 2006 Secured Note is secured by a blanket lien on substantially all of the Company's assets, the assets of the Company's subsidiaries and the cash held in the restricted account at North Fork Bank. Each of the Company's subsidiaries delivered to Laurus a guarantee of the Company's obligations to Laurus and the Company pledged its ownership interests in its subsidiaries to Laurus in connection with the March 2005 financing, which such guarantees and pledges also cover the May 2006 Secured Note. In the event of a default, Laurus has the right to accelerate payments under the May 2006 Secured Note and, in addition to any other remedies available to it, to foreclose upon the assets securing the May 2006 Secured Note.

      The May 2006 Secured Note matures on May 30, 2010 and bears interest at a rate of up to 17.5% per annum, which is payable in two tranches. The first tranche bears interest at the rate of 10% and is payable on a monthly basis commencing July 1, 2006. Any amounts due under the first tranche shall be reduced by the dollar amount of interest earned on funds on deposit with North Fork Bank. The second tranche bears interest at the rate of 7.5% and is payable on a monthly basis commencing on the date the funds are released to the Company from the restricted account, provided, that the Company may elect to add the second tranche to the principal of the May 2006 Secured Note. Commencing April 1, 2007, the Company is required to commence making monthly amortizing payments equal to 1/60th of amounts outstanding under the May 2006 Secured Note that are not contained in the restricted account. If the funds have not been released from the restricted account by March 31, 2007, then the funds may be returned to Laurus. The Company may prepay the May 2006 Secured Note at any time without penalty.

      Laurus has contractually agreed to restrict its ability to exercise its warrant and receive shares of the Company's common stock such that the number of shares of the Company common stock held by it after such exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock. Such restriction shall automatically become null and void following notice to the Company upon occurrence of an event of default under the agreements with Laurus or upon 61days prior notice to the Company.

      The Company is obligated to file a registration statement registering the resale of shares of the Company's common stock issuable upon exercise of the Warrant. If the registration statement is not filed within 60 days of closing, or declared effective within 160 days of closing, or if the registration is suspended other than as permitted, in the registration rights agreement between the Company and Laurus, the Company is obligated to pay Laurus certain fees and the obligations may be deemed to be in default.

      The Company paid a fee at closing to Laurus Capital Management LLC, the manager of the Laurus Master Funds, Ltd., equal to 3.50% of the total maximum funds borrowed under the Company's agreements with Laurus.

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Amendment to Previous Laurus Financings

March 2005 Loan

      On March 9, 2005, the Company issued to Laurus (i) a secured convertible term note in the principal amount of $3,000,000 (the "March 2005 Convertible Note"), (ii) warrants entitling Laurus to purchase up to 1,084,338 shares of our common stock at a per share exercise price of $1.00 (the "March 2005 Warrant") and (iii) an option to purchase up to 643,700 shares of our common stock at a per share purchase price of $0.01.

      Amortizing payments of the outstanding principal amount of the March 2005 Convertible Note contained in the restricted account, referred to as the "Amortizing Principal Amount", began on July 1, 2005, in monthly installments of $ 14,705.88, which was increased to $100,913 following the release of funds from the restricted account, on the first day of each succeeding calendar month until paid, together with accrued and unpaid interest (whether by the payment of cash or by the conversion of such principal into common stock). In connection with the May 2006 financing, Laurus and the Company agreed that the Company will not be required to make its Amortizing Principal Amount payments commencing on June 1, 2006 through March 31, 2007. Such payments shall resume on April 1, 2007. In addition, the exercise price of the March 2005 Warrant was reduced from $1.00 to $0.50.

November 2005 Loan

      On November 30, 2005, we issued to Laurus (i) a $9,200,000 in a secured term note (the "November 2005 Term Note") and (ii) 1,108,434 shares of our common stock. Commencing June 1, 2006, the Company was required to commence making monthly amortizing payments in the amount of $219,047.62. In connection with the May 2006 financing, Laurus and the Company agreed that the Company will not be required to make its monthly amortizing payments commencing on June 1, 2006 through March 31, 2007. Such payments shall resume on April 1, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Index of Exhibits.

Exhibit
Number      Description
------      -----------

4.1 Securities Purchase Agreement dated May 30, 2006 by and between National Investment Managers Inc. and Laurus Master Fund, Ltd.

4.2         Secured Non-Convertible Term Note payable to Laurus Master Fund,
            Ltd.

4.3 Common Stock Purchase Warrant dated May 30, 2006 issued to Laurus Master Fund, Ltd.

4.4 Funds Escrow Agreement dated May 30, 2006 by and between National Investment Managers Inc., Laurus Master Fund, Ltd. and Loeb & Loeb LLP

4.5 Restricted Account Agreement dated May 30, 2006 by and between National Investment Managers Inc., Laurus Master Fund, Ltd. and North Fork Bank

4.6 Registration Rights Agreement dated May 30, 2006 by and between National Investment Managers Inc. and Laurus Master Fund, Ltd.

4.7 Letter Agreement dated May 30, 2006 by and between National Investment Managers Inc. and Laurus Master Fund, Ltd.

4.8 Amendment dated May 30, 2006 by and between National Investment Managers Inc. and Laurus Master Fund, Ltd.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

By: /s/ Leonard Neuhaus

Name: Leonard Neuhaus
Title: Chief Operating and Financial Officer

Date: June 5, 2006



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